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                                                                    Exhibit 10.3

                                WARRANT AGREEMENT


                                     Between


                        SPANISH BROADCASTING SYSTEM, INC.

                                       and

                        IBJ SCHRODER BANK & TRUST COMPANY
                                       as
                                  Warrant Agent









                            -------------------------


                           Dated as of March 15, 1997



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         WARRANT AGREEMENT (the "Agreement"), dated as of March 15, 1997, between Spanish Broadcasting System, Inc., a Delaware corporation (together with any successors and assigns, the "Company"), and IBJ Schroder Bank & Trust Company, a New York banking corporation, as Warrant Agent (the "Warrant Agent").

         WHEREAS, the Company proposes, among other things, to issue and sell pursuant to a Securities Purchase Agreement, dated as of March 24, 1997, among the Company, the Guarantors named therein and CIBC Wood Gundy Securities Corp., as Initial Purchaser (the "Purchase Agreement"), 175,000 shares of its 14-Less than% Senior Exchangeable Preferred Stock (the "Senior Preferred Stock"), along with Warrants (each a "Warrant", and collectively, the "Warrants"), for the purchase of 74,900 shares of its Class A Common Stock, par value $.01 per share (the "Class A Common Stock," and the shares of Class A Common Stock issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares"). The Senior Preferred Stock and Warrants will be sold in units (the "Units"), each Unit consisting of one share of Preferred Stock and one Warrant, each to purchase .428 shares of Class A Common Stock.

         WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to act in connection with the issuance, division, transfer, exchange and exercise of Warrants as provided herein;

         WHEREAS, the holders of Warrants and Warrant Shares shall, from time to time, have certain rights and obligations with respect thereto as set forth in the Common Stock Registration Rights and Stockholders Agreement, dated as of March 15, 1997, among the Company and the other parties named therein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the Company and the Warrant Agent hereby agree as follows:

         SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.


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         SECTION 2. Warrant Certificates. The Warrants will initially be issued either in global form (the "Global Warrants"), substantially in the form of Exhibit A (including footnote 1 thereto) or in registered form as physical Warrant certificates (the "Physical Warrants"). Any certificates (the "Warrant Certificates") evidencing the Global Warrants or the Physical Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto. Such Global Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and Depositary (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the Depositary with respect to the Global Warrants until a successor shall be appointed by the Company and the Warrant Agent. Upon written request, a Warrant holder may receive from the Depositary and Warrant Agent Physical Warrants as set forth in Section 6 below.

         SECTION 3. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Chief Executive Officer, Vice President, Treasurer, Chief Financial Officer, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Chief Executive Officer, Vice President, Treasurer, Chief Financial Officer, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.


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            In case any officer of the Company who shall have signed any of the
Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

            Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

            SECTION 4. Registration and Countersignature. The Warrants shall be numbered and shall be registered on the books of the Company maintained at the principal office of the Warrant Agent in the Borough of Manhattan, city of New York (the "Warrant Register") as they are issued.

            Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, Chief Executive Officer, a Vice President, the Treasurer, Chief Financial Officer or an Assistant Secretary of the Company, initially countersign and deliver Warrants entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall thereafter countersign and deliver Warrants as otherwise provided in this Agreement.

            The Company and the Warrant Agent may deem and treat the registered holders (the "Holders") of the Warrant Certificates as the absolute owners thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

            SECTION 5. Transfer and Exchange of Warrants. The Warrant Agent shall from time to time, subject to the limitations of Section 6, register the transfer of any outstanding Warrants


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upon the records to be maintained by it for that purpose, upon surrender thereof duly endorsed or accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Subject to the terms of this Agreement, each Warrant Certificate may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle each Holder to purchase. Any Holder desiring to exchange a Warrant Certificate or Certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged.

         Upon registration of transfer, the Warrant Agent shall countersign and deliver by certified mail a new Warrant Certificate or Certificates to the persons entitled thereto. The Warrant Certificates may be exchanged at the option of the Holder thereof, when surrendered at the office or agency of the Company maintained for such purpose, which initially will be the corporate trust office of the Warrant Agent in New York, New York for another Warrant Certificate, or other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares.

         No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that is imposed in connection with any such exchange or registration of transfer.

         SECTION 6. Registration of Transfers and Exchanges.

         (a) Transfer and Exchange of Physical Warrants. When Physical Warrants are presented to the Warrant Agent with a request:

         (i)      to register the transfer of the Physical Warrants; or


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         (ii)     to exchange such Physical Warrants for an equal number of
                  Physical Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Agreement as set forth in this Section 6 for such transactions are met; provided, however, that the Physical Warrants presented or surrendered for registration of transfer or exchange:

         (I) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or his attorney duly authorized in writing; and

         (II) in the case of Physical Warrants the offer and sale of which have not been registered under the Securities Act of 1933, as amended (the "Security Act"), such Physical Warrants shall be accompanied, in the sole discretion of the Company, by the following additional information and documents, as applicable:

                  (A) if such Physical Warrants are being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto);

                           or

                  (B) if such Physical Warrants are being transferred to a "qualified Institutional buyer" (as defined in Rule 144A under the Securities Act (a "Qualified Institutional Buyer")) in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

                  (C) if such Physical Warrants are being transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),


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                           (3) or (7) under the Securities Act (an
                           "Institutional Accredited Investor")) delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Transferee Certificate for Institutional Accredited Investors in substantially the form of Exhibit C hereto; or

                  (D) if such Physical Warrants are being transferred in reliance on Regulation S under the Securities Act ("Regulation S"), delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Transferee Certificate for Regulation S Transfers in substantially the form of Exhibit D hereto and an Opinion of Counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (E) if such Physical Warrants are being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (F) if such Physical Warrants are being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act.

         (b) Restrictions on Transfer of Physical Warrants for a Beneficial Interest in a Global Warrant. A Physical Warrant may not be exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth


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below. Upon receipt by the Warrant Agent of a Physical Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

                  (A) a certification, in substantially the form of Exhibit B hereto, that such Physical Warrant is being transferred to a Qualified Institutional Buyer; and

                  (B) written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant, then the Warrant Agent shall cancel such Physical Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall upon written instructions from the Company authenticate a new Global Warrant in the appropriate amount.

         (c) Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

         (d) Transfer of a Beneficial Interest in a Global Warrant for a Physical Warrant.

         (i) Any person having a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Physical Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant


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                  and upon receipt by the Warrant Agent of a written order or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in a Global Warrant the offer and sale of which have not been registered under the Securities Act, the following additional information and documents:

         (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B hereto); or

         (B) if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

         (C) if such beneficial interest is being transferred to an Institutional Accredited Investor, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Certificate for Institutional Accredited Investors in substantially the form of Exhibit C hereto; or

         (D) if such beneficial interest is being transferred in reliance on Regulation S, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Transferee Certificate for Regulation S Transfers in substantially the form of Exhibit D hereto and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or


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                  (E)      if such beneficial interest is being transferred in
                           reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (F) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act, then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate, the Warrant Agent will authenticate and deliver to the transferee a Physical Warrant.

         (ii) Physical Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 6(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Physical Warrants to the persons in whose names such Physical Warrants are so registered.

         (e) Restrictions on Transfer and Exchange of Global Warrants. Notwithstanding any other provisions of this Agreement, a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a


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nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (f) Authentication of Definitive Warrants in Absence of Depositary. If at any time:

         (i) the Depositary for the Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrants and a successor Depositary for the Global Warrants is not appointed by the Company within 90 days after delivery of such notice; or

         (ii) the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Physical Warrants under this Warrant Agreement,

then the Company will execute, and the Warrant Agent, upon written instructions from the Company requesting the authentication and delivery of Physical Warrants, will authenticate and deliver Physical Warrants, in an aggregate number equal to the aggregate number of warrants represented by the Global Warrants, in exchange for such holder's beneficial interest in Global Warrants.

         (g)      Legends.

         (i) For so long as transfer of a Warrant is not permitted without registration under the Securities Act, each Warrant Certificate evidencing such Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A


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         UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED
         INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT), (D) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 UNDER REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         (ii) Until the Separability Date (as defined) each Warrant shall bear a legend substantially to the following effect:

         THESE SECURITIES HAVE BEEN OFFERED AS PART OF A UNIT. EACH OF THE UNITS CONSISTS OF ONE SHARE OF 14-LESS THAN% SENIOR EXCHANGEABLE PREFERRED


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         STOCK (THE "SENIOR PREFERRED STOCK") OF THE COMPANY AND ONE WARRANT,
         EACH WARRANT INITIALLY EXERCISABLE TO PURCHASE .428 SHARES OF CLASS A COMMON STOCK OF THE COMPANY. THE SENIOR PREFERRED STOCK AND WARRANTS WILL NOT BE TRANSFERABLE BY A HOLDER THEREOF SEPARATELY FROM EACH OTHER UNTIL THE "SEPARABILITY DATE," WHICH SHALL BE THE EARLIEST OF (i) JUNE 1, 1997; (ii) THE DATE A REGISTRATION STATEMENT WITH RESPECT TO A REGISTERED EXCHANGE OFFER FOR THE SENIOR PREFERRED STOCK IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (iii) THE DATE NOTICE OF A CHANGE OF CONTROL (AS DEFINED IN THE CERTIFICATE OF DESIGNATION GOVERNING THE SENIOR PREFERRED STOCK) IS MAILED BY THE COMPANY TO HOLDERS OF THE SENIOR PREFERRED STOCK AS REQUIRED BY THE CERTIFICATE OF DESIGNATION GOVERNING THE SENIOR PREFERRED STOCK; OR (iv) SUCH EARLIER DATE AS MAY BE DETERMINED BY CIBC WOOD GUNDY SECURITIES CORP. WITH THE CONSENT OF THE COMPANY.

         (h) Cancellation and/or Adjustment of a Global Warrant. At such time as all beneficial interests in a Global Warrant have either been exchanged for Physical Warrants, redeemed, repurchased or cancelled, such Global Warrant shall be returned to or retained and cancelled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Physical Warrants, redeemed, repurchased or cancelled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant, by the Warrant Agent to reflect such reduction.

         (i) Obligations with Respect to Transfers and Exchanges of Physical Warrants.

         (i) To permit registrations of transfers and exchanges, the Company shall execute, at the Warrant Agent's request, and the Warrant Agent shall authenticate Physical Warrants and Global Warrants.


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         (ii)     All Physical Warrants and Global Warrants issued upon any
                  registration, transfer or exchange of Physical Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Physical Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

         (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

         SECTION 7. Separation of Warrants; Terms of Warrants; Exercise of Warrants. The Senior Preferred Stock and Warrants will not be separately transferable until the "Separability Date," which shall be the earliest of (i) June 1, 1997; (ii) the date a registration statement with respect to a registered exchange offer for the Senior Preferred Stock is declared effective under the Securities Act; (iii) the date notice of a change of control (as defined in the Certificate of Designation governing the Senior Preferred Stock) is mailed by the Company to holders of the Senior Preferred Stock as required by the Certificate of Designation governing the Senior Preferred Stock; or (iv) such earlier date as may be determined by CIBC Wood Gundy Securities Corp. with consent of the Company. Notwithstanding the foregoing, in the event a Change of Control occurs and the Company mails the related notice thereof to holders of Senior Preferred Stock prior to the Separability Date as determined by the preceding sentence, the Separability Date shall be such earlier date of mailing. The Company shall give written notice to the Warrant Agent of any such mailing on the date of such mailing.

            Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised commencing on or after the Exercisability Date and until 5:00 p.m., New York City time, on June 30, 1999 (the "Expiration Date"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise


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Price (as defined) then in effect for such Warrant Shares; provided, that, if in the opinion of counsel to the Company approval of the Federal Communications Commission (the "FCC") is required before the Company may issue Warrant Shares upon the exercise of any Warrant, the Company may defer the issuance of such Warrant Shares until such time as approval of the FCC is obtained or is no longer required. The Company shall promptly notify in writing the Warrant Agent of any event which requires it to suspend exercise of Warrants pursuant to the proviso of the preceding sentence and of the termination of any such suspension. Subject to the next paragraph of this Section, each Warrant not exercised prior to the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

         The Company agrees to promptly commence any proceeding before the FCC required to permit the exercise of the outstanding Warrants and to use its best efforts to obtain any order of the FCC or similar approval necessary to permit such exercise and maintain such approval in full force and effect. In the event that at the Expiration Date, the exercise of Warrants has been suspended such that the Warrants have not been exercised for a period of one full year, the Expiration Date shall be extended to such date as is necessary so that the Warrant will have been exercisable for one full year prior to the Expiration Date.

         "Exercisability Date" shall mean the date of occurrence of both an Exercise Event and the Separability Date. The term "Exercise Event" shall mean the earliest of: (1) a Change of Control (as defined below) shall have occurred or, (2) seven days prior to consummation of a Public Equity Offering (as defined below), (3) the date on which any class of equity securities of the Company is listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers, Inc. Automated Quotation System, (4) the making of any adjustment to the Exercise Rate pursuant to Section 12 after which the Warrants are exercisable solely for cash or (5) June 29, 1998.

         As used in the immediately preceding paragraph, "Change of Control" shall mean (i) an event whereby at any time any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act of 1934, as amended (the "Exchange


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Act")), acquires, in one or more transactions, (a) beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50 percent of the total voting power represented by all then outstanding capital stock of the Company ordinarily (and apart from rights exercisable under certain circumstances) having the right to vote in the election of directors or (b) the power to elect a majority of the board of directors of the Company or (ii) so long as the Senior Preferred Stock remain outstanding, the occurrence of a "Change of Control" as such term is defined in the Certificate of Designation governing such Senior Preferred Stock (or the Certificate of Designation governing the Exchange Preferred Stock and Private Exchange Preferred Stock (each as defined in such Certificate of Designation)).

            "Public Equity Offering" shall mean a public offering by the Company of shares of its common stock (however designated and whether voting or non-voting) and any and all rights, warrants or options to acquire such common stock.

            The initial price per .428 shares at which Warrant Shares shall be purchasable upon exercise of Warrants (the "Exercise Price") shall be $.01, subject to adjustment. A Warrant may be exercised upon surrender at the office or agency of the Company maintained for such purpose, which initially will be the corporate trust office of the Warrant Agent in New York, New York, of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a participant in a recognized Signature Guarantee Medallion Program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check to the order of the Company in New York Clearing House Funds.

            Subject to the provisions of Section 6 hereof, upon such surrender of Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate a certificate or certificates for the number of Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 12; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (j) of
Section 12 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than 2 days, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are not open for business ("Business Day") thereafter, issue and cause to be delivered the number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 12. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

            The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section and of Section 3 hereof, and the Company, whenever required by the Warrant Agent, will promptly supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

            All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner consistent with the Warrant Agent's customary procedure for such disposal and in a manner reasonably satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

         The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

         SECTION 8. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 9. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

         SECTION 10. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Class A Common Stock or its authorized and issued Class A Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Class A

Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

         The Company or, if appointed, the transfer agent for the Class A Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 12. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each holder pursuant to Section 14 hereof.

         The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants made in accordance with the terms of this Agreement will, upon payment of the Exercise Price therefor and issue, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof. The Company will take no action to increase the par value of the Class A Common Stock to an amount in excess of the Exercise Price, and the Company will not enter into any agreements inconsistent with the rights of Holders hereunder. The Company will use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement. The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Shares upon exercise of any Warrants.

                  SECTION 11. Obtaining Stock Exchange Listings. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America (including the NASDAQ National Market System), if any, on which other shares of Class A Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Class A Common Stock is not listed on any principal securities or exchanges or markets within the United States of America, the Company will use its best efforts to permit the Warrant Shares to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the Private Offering, Resales and Trading through Automated Linkages market.

                  SECTION 12. Adjustment of Number of Warrant Shares Issuable. The number of shares of Class A Common Stock issuable upon the exercise of each Warrant (the "Exercise Rate") is subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 12.

                  (a)      Adjustment for Change in Capital Stock. If the
Company:

                           (1) pays a dividend or makes a distribution on its Common Stock (as defined in Section 12(l)) in shares of its Common Stock or other capital stock of the Company;

                           (2) subdivides, combines or reclassifies its outstanding shares of Common Stock;

                           (3) makes a distribution to all holders of its Common Stock of rights, warrants or options to purchase Common Stock of the Company at a price per share less than the Current Market Value (as defined in Section 12(d)) at the Time of Determination (as defined below); and

                           (4) makes distributions to stockholders of Common Stock of the Company or rights, warrants or options to purchase Common Stock of the Company;

then the Exercise Rate in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action; provided, however, that notwithstanding the foregoing, upon the occurrence of an event described in any of paragraphs (1), (3) or (4) above, which otherwise would have given rise to an adjustment, no adjustment shall be made if the Company includes the holders of Warrants in such distribution pro rata to the number of shares of Common Stock issued and outstanding (after giving effect to the Warrant Shares and the Old Warrant Shares (as hereinafter defined) as if they were issued and outstanding).

            The adjustment shall become effective immediately after the record date in the case of a dividend or distribution (the "Time of Determination") and immediately after the effective date in the case of a subdivision, combination or reclassification.

            If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

            Such adjustment shall be made successively whenever any event listed above shall occur.

            (b)      Adjustment for Certain Issuances of Common Stock.

            Subject to Section 12(a), if the Company issues or sells shares of its Common Stock (other than shares of Common Stock ("Old Warrant Shares") issued upon exercise of the warrants ("Old Warrants") issued pursuant to the Warrant Agreement dated as of June 29, 1994 between the Company and IBJ Schroder Bank & Trust Company, as Warrant Agent) or distributes any rights, options or warrants to all holders of its Common Stock entitling them to purchase shares of Common Stock, or securities convertible into or exchangeable for Common Stock, at a price per share less than the Current Market Value at the Time of Determination, the Exercise Rate shall be adjusted in accordance with the formula:

                        E' = E x  O + N
                                  O + N x P
                                          M where:

         E'  =    the adjusted Exercise Rate.

         E   =    the Exercise Rate immediately prior to the Time of
                  Determination for any such distribution.

         O   =    the number of Fully Diluted Shares (as defined in Section
                  12(1)) outstanding on the Time of Determination for any such issuance, sale or distribution.

         N   =    the number of additional shares of Common Stock issued, sold or issuable upon exercise of such rights, options or warrants.

         P   =    the price received in the case of any issuance or sale of
                  Common Stock or exercise price per share of such rights, options or warrants.

         M   =    the Current Market Value per share of Common Stock on the
                  Time of Determination for any such issuance, sale or distribution.

         The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which any such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

         (c) Adjustment for Other Distribution

         Subject to Section 12(a), if the Company distributes to all holders of its Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries (other than cash dividends or other cash distributions or distributions from current or retained earnings other than any Extraordinary Cash Dividend), or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company, the Exercise Rate shall be adjusted in accordance with the formula:

                        E' = E x   M
                                  M - F
where:

         E'  =    the adjusted Exercise Rate.

         E   =    the current Exercise Rate on the record date mentioned
                  below.

         M   =    the Current Market Value per share of Common Stock on the
                  record date mentioned below.

         F   =    the fair market value on the record date mentioned below of the indebtedness, assets, rights, options or warrants distributable to one share of Common Stock.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If an adjustment is made pursuant to clause (iii) above of this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date. Notwithstanding the foregoing, provisions of this Section 12(c), (x) an event which would otherwise give rise to an adjustment pursuant to this Section 12(c) shall not give rise to such an adjustment if the Company includes the holders of the Warrants in such distribution pro rata to the number of shares of Common

Stock issued and outstanding after giving effect to the Warrant Shares and the Old Warrant Shares as if they were issued and outstanding and (y) no adjustment shall be made pursuant to this Section 12(c) with respect to the first $4.0 million of cash dividends and distributions paid to stockholders and holders of Old Warrants on or after March 27, 1997.

                  This subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 11.

                  (d)      Current Market Value.

                  "Current Market Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

                           (1) if the Security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) the value of the Security determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's length transaction between the Company and a person other than an Affiliate of the Company in which such determination is necessary and the closing of which occurs on such date or shall have occurred within the three months preceding such date, (ii) if no such transaction shall have occurred on such date or within such three-month period, the value of the Security most recently determined as of a date within the three months preceding such date by an Independent Financial Expert or (iii) if neither clause (i) nor (ii) is applicable, the value of the Security determined as of such date by an Independent Financial Expert, or

                           (2) if the Security is registered under the Exchange Act, the average of the daily market prices for each business day during the period commencing 15 business days before such date and ending on the date one day prior to such date or, if the Security has been registered under the Exchange Act for less than 15 consecutive business days before such date, then the average of the daily market prices for all of the business days before such date for which daily market prices are available. If the market price is not determinable for at least 10 business days in such period, the Current Market Value of the Security shall be determined as if the Security was not registered under the Exchange Act.

                  The "market price" for any Security on each business day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company, or (C) if neither clause (A) nor (B) is applicable, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City of New York, customarily published on each business day, designated by the Company. If there are no such prices on a business day, then the market price shall not be determinable for such business day.

                  "Independent Financial Expert" shall mean (a) CIBC Wood Gundy Securities Corp. (or any successor) or (b) another nationally recognized investment banking firm reasonably acceptable to the Warrant Agent (i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company, (ii) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company,
(iii) that has not been retained by the Company for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors of the Company (certified by a board resolution), is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

                  "Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For the purposes of this definition, "control" when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Extraordinary Cash Dividend" means cash dividends, subject to the sentence below, with respect to the Common Stock the aggregate amount of which in any fiscal year exceeds the greater of (i) 20% of the net income of the Company and its subsidiaries for the fiscal year immediately preceding the payment of such dividend or (ii) $250,000.

         (e) When De Minimis Adjustment May Be Deferred

         No adjustment in the Exercise Rate need be made unless the adjustment would require an increase or decrease of at least .5% in the Exercise Rate. Notwithstanding the foregoing, any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

         All calculations under this Section 10 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         (f) When No Adjustment Required

         If an adjustment is made upon the establishment of a record date for a distribution subject to subsections (a), (b) or (c) hereof and such distribution is subsequently cancelled, the Exercise Rate then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

         To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

         (g) Notice of Adjustment

         Whenever the Exercise Rate or Exercise Price is adjusted, the Company shall provide the notices required by Section 14 hereof.

         (h) Voluntary Reduction

         The Company from time to time may increase the Exercise Rate by any amount for any period of time (including, without limitation, permanently) if the period is at least 20 business days.

         An increase of the Exercise Rate under this Subsection (h) (other than a permanent increase) does not change or adjust the Exercise Rate otherwise in effect for purposes of subsections (a), (b) or (c) of this Section 12.

         (i) When Issuance or Payment May Be Deferred

         In any case in which this Section 12 shall require that an adjustment in the Exercise Rate be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Rate prior to such adjustment, and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 13; provided, however, that the Company shall deliver to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company, to deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

         (j) Reorganizations

         In case of any capital reorganization, other than in the cases referred to in Sections 12(a), (b) or (c) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the

Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

         The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall (i) expressly assume, by a supplemental Warrant Agreement or other acknowledgment executed and delivered to the Warrant Agent the obligation to deliver to the Warrant Agent and to cause the Warrant Agent to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and all other obligations and liabilities under this Agreement and (ii) enter into an agreement providing to the Holders rights and benefits substantially similar to those enjoyed by the Holders under the Registration Rights and Stockholders Agreement of even date herewith.

         The foregoing provisions of this Section 12(j) shall apply to successive Reorganization transactions.

         (k) Form of Warrants

         Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         (l) Miscellaneous

         For purpose of this Section 12 the term "Common Stock" shall mean (i) shares of the classes of stock designated as the Class A Common Stock and Class B Common Stock, par value $.01 per share of the Company (the "Class B Common Stock") as of the date of this Agreement, and (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. For purposes of this Section 12 the term "Fully Diluted Shares" shall mean (i) the shares of Common Stock outstanding as of a specified date, and (ii) shares of Common Stock into or for which rights, options, warrants or other securities outstanding as of such date are exercisable or convertible (other than the Warrants). In the event that at any time, as a result of an adjustment made pursuant to this Section 12, the holders of Warrants shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (l) of this Section 12, inclusive, and the provisions of Sections 7, 8, 10 and 13 with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

         SECTION 13. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Value on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

                  SECTION 14. Notices to Warrant Holders. Upon any adjustment pursuant to Section 12 hereof, the Company shall give prompt written notice of such adjustment to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company, within 10 days after such adjustment, to mail by first class mail, postage prepaid, to each Holder a notice of such adjustment(s) and shall deliver to the Warrant Agent a certificate of the Chief Financial Officer of the Company, accompanied by the report thereon by a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants for the Company), setting forth in reasonable detail (i) the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant after such adjustment(s), (ii) a brief statement of the facts requiring such adjustment(s) and (iii) the computation by which such adjustment(s) was made. Where appropriate, such notice may be given in advance and included as a part of the notice required under the other provisions of this Section 14.

                  In case:

                           (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                           (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets; or

                           (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                           (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                           (e) the Company proposes to take any action that would require an adjustment to the Exercise Rate or the Exercise Price pursuant to Section 12 hereof;

then the Company shall give prompt written notice to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company to give to each of the registered holders of the Warrant Certificates at his or its address appearing on the Warrant register, at least 30 days (or 20 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure by the Company or the Warrant Agent to give such notice or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

            The Company shall give prompt written notice to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company to give to each Holder written notice of any determination to make a distribution or dividend to the holders of its Common Stock of any assets (including cash), debt securities, preferred stock, or any rights or warrants to purchase debt securities, preferred stock, assets or other securities (other than Common Stock, or rights, options, or warrants to purchase Common Stock) of the Company, which notice shall state the nature and amount of such planned dividend or distribution and the record date therefor, and shall be received by the Holders at least 30 days prior to such record date therefor.

         Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

         SECTION 15. Notices to the Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by any Holder to or on the Company shall be sufficiently given or made when received at the office of the Company expressly designated by the Company as its office for purposes of this Agreement (until the Warrant Agent is otherwise notified in accordance with this Section 13 by the Company), as follows:

                  Spanish Broadcasting System, Inc.
                  26 West 56th Street
                  New York, New York  10019
                  Attention:  Joseph Garcia

                  with a copy to:

                  Kaye, Scholer, Fierman, Hays & Handler, LLP
                  425 Park Avenue
                  New York, New York  10022
                  Attention:  William E. Wallace, Jr., Esq.

         Any notice pursuant to this Agreement to be given by the Company or by any Holder(s) to the Warrant Agent shall be sufficiently given when received by the Warrant Agent at the address appearing below (until the Company is otherwise notified in accordance with this Section by the Warrant Agent).

                  IBJ Schroder Bank & Trust Company
                  One State Street
                  New York, New York  10004
                  Attention:  Corporate Trust Agency &
                  Administration

                  SECTION 16. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of any holder of Warrants.

                  SECTION 17. Concerning the Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrants, shall be bound:

                  (a) The statements contained herein and in the Warrant Certificate shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or any action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

                  (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

                  (c) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its employees) or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct of any agent appointed with due care.

                  (d) The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                  (e) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter (including the occurrence of the Resale Restriction Termination Date) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless such evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board, the President, one of the Vice Presidents, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate. Without limiting the foregoing, the Company shall notify the Warrant Agent of the occurrence of the Resale Restriction Termination Date, the Exercisability Date and the Separability Date on the Date it occurs, and until receipt of such notice the Warrant Agent may be entitled to assume that any such date has not occurred.

                  (f) The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the performance of its duties under this Agreement, and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the performance of its duties under this Agreement, except as a result of the Warrant Agent's negligence or bad faith.

                  (g) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

                  (h) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement or such director, officer or employee. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity including, without limitation, acting as Transfer Agent or as a lender to the Company or an affiliate thereof.

                  (i) The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

                  (j) The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                  (k) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will, when issued, be validly issued, fully paid and nonassessable, or as to the Exercise Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant.

                  (l) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith and without negligence in accordance with instructions of any such officer or officers.

                  SECTION 18. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company 30 days' notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor warrant agent, either by the Company or by such court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or such a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having at the time of its appointment as warrant agent a combined capital and surplus of at least $10,000,000. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to file any notice provided for in this Section 18, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the Company or the successor warrant agent shall mail by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

         SECTION 19. Identity of Transfer Agent. Forthwith upon the appointment of any Transfer Agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company shall file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

         SECTION 20. Registration Rights. The Holders shall be entitled to all of the benefits of that certain Common Stock Registration Rights and Stockholders Agreement among the Company and the parties named therein dated as of March 15, 1997, in connection with the Common Stock to be issued in connection with the exercise of the Warrants.

         SECTION 21. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrant Agent or any holder of Warrants shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 22. Termination. This Agreement shall terminate on the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised or redeemed pursuant to this Agreement.

         SECTION 23. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and shall be governed by and construed in accordance with the laws of said State, without regard to the conflict of law rules thereof.

         SECTION 24. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

         SECTION 25. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                       SPANISH BROADCASTING SYSTEM, INC.


                                       By: /s/ Raul Alarcon, Jr.
                                           ------------------------------------
                                           Name:  Raul Alarcon, Jr.
                                           Title: President and Chief Executive
                                                  Officer



                                       IBJ SCHRODER BANK & TRUST COMPANY,
                                       as Warrant Agent


                                       By: /s/ James P. Freeman
                                           ------------------------------------
                                           Name:  James P. Freeman
                                           Title: Assistant Vice President

                                                                       EXHIBIT A




                          [Form of Warrant Certificate]
                                     [Face]


            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(1)

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO

-------------------------

(1)      This paragraph is to be included only if the Warrant is in global form.

YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT), (D) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 UNDER REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                 EXERCISABLE ON OR AFTER THE EXERCISABILITY DATE
                         AND ON OR BEFORE JUNE 30, 1999


No. _______                                                              _______
Warrants

CUSIP No.:  [          ]


                               Warrant Certificate

                        SPANISH BROADCASTING SYSTEM, INC.


            This Warrant Certificate certifies that ______, or registered assigns, is the registered holder of Warrants expiring June 30, 1999 (the "Warrants") to purchase shares of Class A Common Stock (the "Common Stock") of Spanish Broadcasting System, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or after the Exercisability Date and on or before 5:00 p.m. New York City Time on June 30, 1999, .428 fully paid and nonassessable shares of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $.01 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

            No Warrant may be exercised before the Exercisability Date or after 5:00 p.m., New York City Time, on June 30, 1999, and to the extent not exercised by such time such Warrants shall become void.

            This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

            This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

            IN WITNESS WHEREOF, Spanish Broadcasting System, Inc.
has caused this Warrant Certificate to be signed by its
[              ] and by its [              ].


Dated:

                                    SPANISH BROADCASTING SYSTEM, INC.



                                    By:   ___________________________
                                          Name:
                                          Title:



                                    By:   ___________________________
                                          Name:
                                          Title:


Countersigned:

IBJ Schroder Bank & Trust Company,
  as Warrant Agent


By:   _________________________
      Authorized Signature

                          [Form of Warrant Certificate]

                                    [Reverse]


            The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring June 30, 1999, entitling the holder on exercise to receive shares of Class A voting Common Stock, of the Company (the "Class A Common Stock"), $.01 par value, and are issued or to be issued pursuant to a Warrant Agreement dated as of March 15, 1997 (the "Warrant Agreement"), duly executed and delivered by the Company to IBJ Schroder Bank & Trust Company, a bank and trust company organized and existing under the laws of the State of New York as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

            Warrants may be exercised at any time on or after the "Exercisability Date" and on or before June 30, 1999, subject to extension as provided in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Class A Common Stock issuable upon exercise of this Warrant.

            The Warrant Agreement provides that upon the occurrence of certain events the number of Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Class A Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

            The holders of the Warrants are entitled to certain registration rights with respect to the Class A Common Stock purchasable upon exercise thereof. Such registration rights are set forth in the Common Stock Registration Rights and Stockholders Agreement, dated as of March 15, 1997, among the Company and the parties named therein.

            Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

            Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

            The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         [Form of Election to Purchase]

                    (To Be Executed upon Exercise of Warrant)


            The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____ shares of Class A Common Stock and herewith tenders payment for such shares to the order of Spanish Broadcasting System, Inc. in the amount of $_____ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of ______________, whose address is __________ and that such shares be delivered to _________ whose address is ______________. If said number of shares is less than all of the shares of Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _____________, whose address is ________, and that such Warrant Certificate be delivered to ___________, whose address is ________________.


                                    Signature:


Date:

                                    Signature Guaranteed:

                            SCHEDULE OF EXCHANGES(2)


The following exchanges of a part of this Global Warrant for Physical Warrants (or of Physical Warrants for an interest in the Global Warrant) have been made:


--------------------------------------------------------------------------------
                                                  Number of
                                                  Warrants of
            Amount of           Amount of         this Global
            decrease in         increase in       Warrant         Signature of
            Number of           Number of         following       authorized
Date of     Warrants of this    Warrants of this  such decrease   officer of
Exchange    Global Warrant      Global Warrant    (or increase)   Warrant Agent
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-------------------------

(2)      This is to be included only if the Warrant is in global form.

                                                                       EXHIBIT B


                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS


          Re:     Warrants to purchase Class A
                  Common Stock (the "Securities"),
                  of Spanish Broadcasting System, Inc.


            This Certificate relates to _______ Securities held in the form of* ___ a beneficial interest in a Global Warrant or* _______ Physical Warrants by
______ (the "Transferor").

The Transferor:*

      / / has requested by written order that the Warrant Agent deliver in exchange for its beneficial interest in the Global Warrant held by the Depositary a Physical Warrant or Physical Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

      / / has requested that the Warrant Agent by written order to exchange or register the transfer of a Physical Warrant or Physical Warrants.

                  In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 6 of such Warrant Agreement, and that the transfer of these Securities does not require registration under the Securities Act of 1933, as amended (the "Act") because*:

      / / Such Security is being acquired for the Transferor's own account, without transfer.

      / / Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Act), in reliance on Rule 144A.

      / / Such Security is being transferred to an institutional "accredited investor" (within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Act.

      / /   Such Security is being transferred in reliance on
Regulation S under the Act

      / / Such Security is being transferred in reliance on Rule 144 under the Act.

      / / Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act other than Rule 144A or Rule 144 or Regulation S under the Act to a person other than an institutional "accredited investor."


                                    _______________________________
                                    [INSERT NAME OF TRANSFEROR]


                                    By:   _________________________
                                          [Authorized Signatory]

Date:

_____________

*Check applicable box.

                                                                       EXHIBIT C



                            Form of Certificate To Be
                          Delivered in Connection with
                 Transfers to Institutional Accredited Investors

___________________,_______

IBJ Schroder Bank & Trust
Company One State Street Plaza
New York, New York  10004

Attention:  Corporate Trust Administration

                  Re:  Spanish Broadcasting System, Inc.
                        (the "Company") Warrant Agreement
                        (the "Warrant Agreement") relating
                        to Warrants to Purchase Class A
                        Common Stock (the "Securities")___

Ladies and Gentlemen:

                  In connection with our proposed purchase of Securities, of the Company, we confirm that:

                  1. We have received such information as we deem necessary in order to make our investment decision.

                  2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Warrant Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (A) to the Company or any subsidiary thereof, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Warrant Agent a signed letter substantially in the form hereof, (D) outside the United States in accordance with Regulations S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

                  4. We understand that, on any proposed resale of Securities, we will be required to furnish to the Warrant Agent and the Company, such certification, legal opinions and other information as the Warrant Agent and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

                  6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or


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
legal proceeding or official inquiry with respect to the matters covered hereby.


                                          Very truly yours,

                                          [Name of Transferor]



                                          By:   ________________________________
                                                [Authorized Signatory]


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
                                                                       EXHIBIT D



                            Form of Certificate To Be
                             Delivered in Connection
                           with Regulation S Transfers

___________________, ____


IBJ Schroder Bank & Trust
  Company
One State Street Plaza
New York, New York  10004

Attention:  Corporate Trust Administration

       Re:  Spanish Broadcasting System, Inc.
             (the "Company") Warrants to
             purchase Class A Common Stock
             (the "Securities")

Dear Sirs:

                  In connection with our proposed sale of ________ of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

                                    Very truly yours,

                                    [Name of Transferor]


                                    By: ________________________________
                                        [Authorized Signature]


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